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            SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D. C.   20549

                       ---------------

                          FORM 8-K/A

                        CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF
1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 2, 1995

                   GILBERT ASSOCIATES, INC.
- --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

   Delaware                       0-12588                  23-2280922
- ---------------                ------------         ---------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 1498, Reading, Pennsylvania                          19603
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(Mailing address of principal executive offices)             (Zip Code)

                               (610) 775-5900
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             (Registrant's telephone number, including area code)

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Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) and (b) Financial Statements and Pro Forma Financial Information

      None.

     (c) Exhibits:

      99. News Release, dated March 2, 1995, describing the proposed sale of Gilbert/Commonwealth, Inc.


           Note: The Form 8-K filed March 2, 1995 is amended only to include the conformed signature of the Vice President and Chief Financial Officer. There has been no change to the information previously filed.



                            SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Gilbert Associates, Inc.
                                             (Registrant)

                                            /s/J.R. Itin
                                              J.R. Itin
                                              Vice President and
                                              Chief Financial Officer

Date:  March 2, 1995